                                                                  EXECUTION COPY


          AMENDMENT No. 1, dated as of September 13, 1996 (this "Amendment"), to the Credit Agreement, dated as of March 20, 1996 as hereby or hereafter amended, supplemented or otherwise modified, the "Credit Agreement"), among Riverwood International Corporation (as successor to RIC Holding, Inc.) (the "Borrower"), the Foreign Subsidiary Borrowers (as therein defined), the several banks and other financial institutions parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


          WHEREAS, the Borrower has requested that the Administrative Agent, the Lenders and the Machinery Credit Agreement Lenders agree to amend subsection 7.14(a) of the Credit Agreement; and

          WHEREAS, the Administrative Agent, the Lenders and the Machinery Credit Agreement Lenders are willing to agree to the requested amendment but only on the terms and conditions contained herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

          A. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

          B. AMENDMENT OF SUBSECTION 7.14(a) (PERMITTED TIMBER SECURITIZATION TRANSACTION). Subsection 7.14(a) of the Credit Agreement is hereby amended by deleting the phrase "the 180th day following the Effective Date" in the third line thereof and substituting therefor "November 30, 1996".

          C. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

          1. AMENDMENT. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and consented to by the Combined Required Lenders.

          2. REAFFIRMATION OF GUARANTEES. The Administrative Agent shall have received a reaffirmation of the Holding Guarantee and the Subsidiaries Guarantee executed by Holding and the Domestic Subsidiaries, respectively, forms of which are attached hereto as Exhibit A and Exhibit B, respectively.

          D.  REPRESENTATIONS AND WARRANTIES.

          In order to induce the Administrative Agent, the Lenders and the Machinery Credit Agreement Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and such lenders as follows:

          The representations and warranties of the Borrower contained in
Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); PROVIDED that all references to the "Credit Agreement" in such Section 5 shall be and are deemed to mean this Amendment as well as the Credit Agreement as amended hereby.

          E.  MISCELLANEOUS.

          1. EFFECTIVE DATE. As used in this Amendment the term "Amendment Effective Date" shall mean the date on which all conditions precedent pursuant to Section C hereof shall have been satisfied.

          2. APPLICABLE LAW AND JURISDICTION. This Amendment has been executed and delivered in New York, New York, and the rights and obligations of the parties hereto shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

          3. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          4. FEES AND EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Simpson Thacher & Bartlett.

          5. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and assigns, and upon the Administrative Agent, the Lenders and the Machinery Credit Agreement Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender shall be binding upon its successors and assigns.

          6. CONTINUING EFFECT. Except as expressly amended and waived hereby, the Credit Agreement as amended by this Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent, the Lenders or the Machinery Credit Agreement Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended and waived by this Amendment.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                        RIVERWOOD INTERNATIONAL CORPORATION


                                        By:
                                            -----------------------------------
                                            Title:


                                        THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Administrative Agent,Swing Line Lender, Issuing Lender and Lender


                                        By:
                                            -----------------------------------
                                            Title:

CONSENT TO:

ACADIA PARTNERS, L.P.

     By:  Acadia FW Partners, L.P.
          as General Partner of Acadia
          Partners, L.P.

          By:  Acadia MGP, Inc. as
               Managing General
               Partner of the General
               Partner


By:
   ---------------------------
   Title:

AERIES FINANCE LTD.


By:
   ---------------------------
   Title:


ARAB AMERICAN BANK


By:
   ---------------------------
   Title:


BHF-BANK AKTIENGESELLSCHAFT


By:
   ---------------------------
   Title:


By:
   ---------------------------
   Title:

BANCO ESPIRITO SANTO e COMERCIAL
     de LIBOSA, NASSAU BRANCH


By:
   ---------------------------
   Title:


By:
   ---------------------------
   Title:

BANK OF AMERICA ILLINOIS


By:
   ---------------------------
   Title:


BANK OF MONTREAL


By:
   ---------------------------
   Title:


THE BANK OF NOVA SCOTIA


By:
   ---------------------------
   Title:


BANK OF TOKYO-MITSUBISHI, LTD.


By:
   ---------------------------
   Title:


BANKERS TRUST COMPANY


By:
   ---------------------------
   Title:

THE BANK OF NEW YORK


By:
   ---------------------------
   Title:


BANQUE NATIONALE DE PARIS


By:
   ---------------------------
   Title:


By:
   ---------------------------
   Title:


BANQUE WORMS CAPITAL CORPORATION


By:
   ---------------------------
   Title:


By:
   ---------------------------
   Title:


BARCLAYS BANK PLC


By:
   ---------------------------
   Title:


CAPTIVA FINANCE LTD.


By:
   ---------------------------
   Title:

CHL HIGH YIELD LOAN PORTFOLIO,
  a unit of The Chase Manhattan Bank


By:
   ---------------------------
   Title:


CIBC INC.


By:
   ---------------------------
   Title:


CERES FINANCE, LTD.


By:
   ---------------------------
   Title:


CHRISTIANIA BANK OG KREDITKASSE


By:
   ---------------------------
   Title:


CITIBANK


By:
   ---------------------------
   Title:


CoBANK, ACB


By:
   ---------------------------
   Title:

COMERICA BANK


By:
   ---------------------------
   Title:


COMPAGNIE FINANCIERE DE CIC ET
  DE L'UNION EUROPEENNE


By:
   ---------------------------
   Title:


By:
   ---------------------------
   Title:


CREDIT AGRICOLE


By:
   ---------------------------
   Title:


COOPERATIEVE CENTRALE
  RAIFFEISEN-BOERENLEENBANK B.A.,
  "RABOBANK NEDERLAND",
  NEW YORK BRANCH


By:
   ---------------------------
   Title:


By:
   ---------------------------
   Title:


CREDITANSTALT-BANKVERIEN


By:
   ---------------------------
   Title:


By:
   ---------------------------
   Title:

CREDIT SUISSE


By:
   ---------------------------
   Title:


By:
   ---------------------------
   Title:


THE FIRST NATIONAL BANK OF CHICAGO


By:
   ---------------------------
   Title:


FIRSTRUST BANK


By:
   ---------------------------
   Title:


FIRST UNION NATIONAL BANK OF
  NORTH CAROLINA


By:
   ---------------------------
   Title:


THE FUJI BANK, LIMITED,
  ATLANTA AGENCY


By:
   ---------------------------
   Title:

GOLDMAN SACHS CREDIT PARTNERS


By:
   ---------------------------
   Title:

HIBERNIA NATIONAL BANK

By:
   ---------------------------
   Title:

IMPERIAL BANK


By:
   ---------------------------
   Title:


INDOSUEZ CAPITAL FUNDING II, LTD.


By:
   ---------------------------
   Title:


ING CAPITAL CORPORATION


By:
   ---------------------------
   Title:


ING CAPITAL ADVISORS, INC.


By:
   ---------------------------
   Title:


KEYPORT LIFE INSURANCE COMPANY


By:
   ---------------------------
   Title:


LEHMAN COMMERCIAL PAPER INC.


By:
   ---------------------------
   Title:

MS SENIOR FUNDING INC.


By:
   ---------------------------
   Title:


MEDICAL LIABILITY MUTUAL INSURANCE


By:
   ---------------------------
   Title:


MELLON BANK, N.A.


By:
   ---------------------------
   Title:


MERRILL LYNCH PRIME RATE PORTFOLIO
By: Merrill Lynch Asset Management, L.P.,
    as Investment Advisor


By:
   ---------------------------
   Title:

MERRILL LYNCH SENIOR FLOATING RATE
  FUND, INC.


By:
   ---------------------------
   Title:


MERRILL LYNCH, PIERCE, FENNER


By:
   ---------------------------
   Title:


MIDLAND BANK PLC, NEW YORK BRANCH


By:
   ---------------------------
   Title:

THE MITSUBISHI TRUST AND BANKING
  CORPORATION


By:
   ---------------------------
   Title:


MORGAN GUARANTY TRUST CO.


By:
   ---------------------------
   Title:


NATIONAL BANK OF KUWAIT


By:
   ---------------------------
   Title:


NATIONAL CITY BANK


By:
   ---------------------------
   Title:


NATIONSBANK, N.A.


By:
   ---------------------------
   Title:


NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION


By:
   ---------------------------
   Title:

NEW YORK LIFE INSURANCE
  COMPANY


By:
   ---------------------------
   Title:


ORIX USA CORPORATION


By:
   ---------------------------
   Title:


PNC BANK, NATIONAL ASSOCIATION


By:
   ---------------------------
   Title:


PEARL STREET L.P.


By:
   ---------------------------
   Title:


PILGRIM AMERICA PRIME RATE TRUST


By:
   ---------------------------
   Title:


PRIME INCOME TRUST


By:
   ---------------------------
   Title:


PROTECTIVE LIFE INSURANCE COMPANY


By:
   ---------------------------
   Title:

RESTRUCTURED OBLIGATIONS BACKED
  BY SENIOR ASSETS B.V.


By:
   ---------------------------
   Title:


SENIOR DEBT PORTFOLIO


By:
   ---------------------------
   Title:


SENIOR HIGH INCOME PORTFOLIO, INC.


By:
   ---------------------------
   Title:


SOCIETE GENERALE


By:
   ---------------------------
   Title:


SOUTHERN PACIFIC THRIFT & LOAN
  ASSOCIATION


By:
   ---------------------------
   Title:


STRATA FUNDING LIMITED


By:
   ---------------------------
   Title:


TORONTO DOMINION (TEXAS), INC.


By:
   ---------------------------
   Title:

USL CAPITAL CORPORATION


By:
   ---------------------------
   Title:


WELLS FARGO BANK, N.A.


By:
   ---------------------------
   Title:


THE YASUDA TRUST BANKING COMPANY,
  LTD.


By:
   ---------------------------
   Title:

                                                                       EXHIBIT A

                       REAFFIRMATION OF HOLDING GUARANTEE


          The undersigned hereby (i) acknowledges receipt of a copy of, and hereby consents to the matters set forth in, the foregoing Amendment and (ii) ratifies and confirms in all respects its obligations under the Holding Guarantee (as defined in such Amendment).


Dated as of:  September __, 1996


                                        RIVERWOOD HOLDING, INC.


                                        By:
                                            -----------------------------------
                                                 Title:

                                                                       EXHIBIT B

                     REAFFIRMATION OF SUBSIDIARIES GUARANTEE



          The undersigned hereby (i) acknowledge receipt of a copy of, and hereby consent to the matters set forth in, the foregoing Amendment and (ii) ratify and confirm in all respects their obligations under the Subsidiaries Guarantee (as defined in such Amendment).


Dated as of:  September __, 1996


NEW RIVER TIMBER, INC.


By:
   ---------------------------
   Title:


SLEVIN SOUTH COMPANY


By:
   ---------------------------
   Title:


RIVERWOOD INTERNATIONAL
  ENTERPRISES, INC.


By:
   ---------------------------
   Title:


RIVERWOOD INTERNATIONAL MACHINERY, INC.


By:
   ---------------------------
   Title:


PINE PIPELINE, INC.


By:
   ---------------------------
   Title:

RIVERWOOD SWEDISH INVESTMENTS, INC.


By:
   ---------------------------
   Title: